Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes
16. Income Taxes

The provisions (benefits) for income taxes for the years ended December 31, 2019 and 2018 were as follows (in millions):

	Years Ended December 31,
	2019	2018
Current: Federal	$3.5	$0.5
State	2.6	3.6
Foreign	1.7	0.8
Subtotal Current	7.8	4.9
Deferred: Federal	(27.7)	(1.4)
State	(0.3)	(0.2)
Foreign	(0.1)	(1.1)
Subtotal Deferred	(28.1)	(2.7)
Income tax (benefit) expense	$(20.3)	$2.2

The US and foreign components of income (loss) from continuing operations before income taxes for the years ended December 31, 2019 and 2018 were as follows (in millions):

	Years Ended December 31,
	2019	2018
US	$(44.9)	$183.5
Foreign	7.8	13.1
Income (loss) from continuing operations before income taxes	$(37.1)	$196.6

The provisions (benefits) for income taxes differed from the amount computed by applying the federal statutory income tax rate to income (loss) before income taxes due to the following items for the years ended December 31, 2019 and 2018 (in millions):

	Years Ended December 31,
	2019	2018
Tax provision (benefit) at federal statutory rate	$(7.8)	$41.3
Permanent differences	0.2	1.2
State tax, net of federal benefit	(7.3)	6.2
Foreign rate differential	0.5	(2.7)
Minority interest	0.2	(4.6)
Executive and stock compensation	2.5	3.5
Increase (decrease) in valuation allowance	(10.2)	(45.2)
Transaction costs	0.1	1.5
Tax credits generated/utilized	(2.2)	—
Return to provision	(6.0)	15.6
ASU 2017-11 adoption	(1.3)	—
Goodwill impairment	10.9	—
Gain/loss on sale or deconsolidation of a subsidiary	—	5.7
Bargain purchase gain	—	(24.2)
Other	(2.0)	3.9
Warrant liability	2.1	—
Income tax (benefit) expense	$(20.3)	$2.2

The income tax benefit as of December 31, 2019 is $20.3 million. The benefit was primarily driven by a net valuation allowance release of $37.4 million related to the Insurance segment partially offset by an impairment of goodwill which is not deductible for tax purposes. The Insurance segment is profitable in 2019 and in a three-year overall cumulative income position as of December 31, 2019. The profitability is driven by current year income associated with favorable claims and reserve development relative to expected. Further, unrealized gains from the investment portfolio continued to grow in 2019.
The amount recorded as of December 31, 2018 primarily relates to separate state filings that do not have net operating losses available to offset income. In the third quarter of 2018, the Insurance segment acquired Humana’s long-term care business, Kanawha Insurance Company. The combined insurance entity generated a net operating loss for the year due to additional tax deductions related to increases in policy holder reserves. In addition, the bargain purchase gain is not taxable. This net operating loss was carried forward but had a valuation allowance. Additionally, the income tax expense generated from the sale of BeneVir in the second quarter of 2018 is offset by tax attributes for which a valuation allowance had been recorded. Therefore, there is no net income tax expense recorded in the income statement for the sale.

Deferred income taxes reflect the net income tax effect of temporary differences between the basis of assets and liabilities for financial reporting purposes and for income tax purposes. Net deferred tax balances are comprised of the following as of December 31, 2019 and 2018 (in millions):

	December 31,
	2019	2018
Net operating loss carryforwards	$89.2	$97.0
Basis difference in fixed assets	0.9	0.3
Deferred compensation	12.7	11.7
Lease liability	13.8	—
Sec. 163(j) carryforward	39.6	15.9
Insurance claims and reserves	166.1	163.6
Value of insurance business acquired ("VOBA")	48.5	53.8
Deferred acquisition costs	16.7	13.4
Other deferred tax assets	14.0	11.7
Total deferred tax assets	401.5	367.4
Valuation allowance	(80.8)	(87.0)
Total net deferred tax assets	320.7	280.4

Basis difference in intangibles	(19.0)	(20.9)
Basis difference in fixed assets	(24.8)	(17.0)
Insurance company investments	(335.0)	(264.2)
Right of use assets	(12.8)	—
Other deferred tax liabilities	(10.1)	(6.5)
Total deferred tax liabilities	(401.7)	(308.6)

Net deferred tax liabilities	$(81.0)	$(28.2)

Deferred tax assets refer to assets that are attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets in essence represent future savings of taxes that would otherwise be paid in cash. The realization of the deferred tax assets is dependent upon the generation of sufficient future taxable income, including capital gains. If it is determined that the deferred tax assets cannot be realized, a valuation allowance must be established, with a corresponding charge to net income.

In accordance with ASC 740, the Company establishes valuation allowances for deferred tax assets that, in its judgment are not more likely-than-not realizable. These judgments are based on projections of future income or loss and other positive and negative evidence by individual tax jurisdiction. Changes in industry and economic conditions and the competitive environment may impact these projections. In accordance with ASC Topic 740, during each reporting period the Company assesses the likelihood that its deferred tax assets will be realized and determines if adjustments to its valuation allowances are appropriate.

Management evaluated the need to maintain the valuation allowance against the deferred taxes of the HC2 Holdings, Inc. U.S. consolidated tax group (“the group”) for each of the reporting periods based on the positive and negative evidence available. The objective negative evidence evaluated was the group’s historical operating results over the prior three-year period. The group is in a cumulative three-year loss as of December 31, 2019 and is forecasting losses in the near future, which provide negative evidence that is difficult to overcome and would require a substantial amount of objectively verifiable positive evidence of future income to support the realizability of the group’s deferred tax assets. While positive evidence exists by way of unrealized gains in the Company’s investments, management concluded that the negative evidence now outweighs the positive evidence. Thus, it is more likely than not that the group’s US deferred tax assets will not be realized.

Management evaluated the need to maintain the valuation allowance against the deferred taxes of the Insurance Company for each of the reporting periods. Included in this assessment was the Insurance Company’s historical operating results over the prior three-year period. Additional positive and negative evidence was considered including the timing of the reversal of the deferred tax assets and liabilities, and projections of future income from the runoff of the insurance business. As a result of management’s assessment, it was determined that since the Insurance Company is in a cumulative three-year income position which is expected to continue as supported by the projections of future income, the Insurance segment has released, in full, the $37.4 million valuation allowance as part of continuing operations.
Valuation allowances have been maintained against deferred tax assets of the losses generated by certain businesses that do not qualify to be included in the HC2 Holdings, Inc. U.S. consolidated income tax return.

At December 31, 2019, the Company has gross U.S. net operating loss carryforwards available to reduce future taxable income in the amount of $147.5 million. Additionally, the Company has $198.9 million of gross U.S. net operating loss carryforwards from its subsidiaries that do not qualify to be included in the HC2 U.S. consolidated income tax return, including $117.1 million from the Insurance segment, $34.9 million from R2, $22.3 million from DTV America, and $20.5 million from ANG and other entities of $4.2 million.

Due to U.S. enacted Public Law 115-97, known informally as the Tax Cuts and Jobs Act (the "TCJA") in 2017, U.S. net operating loss carryforwards in the amount of $29.9 million, generated after 2017 have an indefinite carryforward period. U.S. net operating loss carryforwards, in the amount of $117.6 million, generated prior to 2018 will expire, if unused, by 2037.

Pursuant to the rules under Section 382, the Company believes that it underwent an ownership changes on May 29, 2014 and $46.1 million gross U.S. net operating losses recorded in the consolidated financial statements are subject to an annual limitation under IRC Sec. 382 of approximately $2.3 million. On November 4, 2015, HC2 issued 8,452,500 shares of its stock in a primary offering. The Company believes the issuance resulted in a Section 382 ownership change and $31.7 million gross U.S. net operating losses recorded in the consolidated financial statements are subject to IRC Sec. 382.

The purchase of GrayWolf Industrial on November 30, 2018 triggered a Section 382 ownership change. $57.1 million of federal net operating losses acquired are subject to an annual limitation between $3.0 million and $4.0 million for the first five years beginning in 2019 and $1.1 million afterwards. $25.4 million of the GrayWolf U.S. net operating losses subject to Section 382 were generated in 2018 and do not expire.

At December 31, 2019, of the total $147.5 million gross U.S. net operating loss carryforwards available to the Company, $67.6 million are estimated to be immediately utilizable during tax year 2020 and are not subject to IRC Sec. 382.

Additionally, the Company has $11.4 million of acquired U.S. net operating losses from DTV America, which is subject to an annual limitation under Section 382 of the Internal Revenue Code.

As of December 31, 2019, the Company had foreign operating loss carryforwards of approximately $0.7 million from various foreign DBM and ICS entities.

The Company follows the provision of ASC 740 which prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the Company has taken or expects to take on a tax return. The Company is subject to challenge from various taxing authorities relative to certain tax planning strategies, including certain intercompany transactions as well as regulatory taxes.

The Company did not have any unrecognized tax benefits as of December 31, 2019 and 2018 related to uncertain tax positions.

The Company conducts business globally, and as a result, HC2 or one or more of its subsidiaries files income tax returns in the United States federal jurisdiction and various state and foreign jurisdictions. In the normal course of business the Company is subject to examination by taxing authorities throughout the world. Tax years 2002-2019 remain open for examination.

The Company is currently under examination in various domestic and foreign tax jurisdictions. The open tax years contain matters that could be subject to differing interpretations of applicable tax laws and regulations as they relate to the amount, character, timing or inclusion of revenue and expenses or the applicability of income tax credits for the relevant tax period. Given the nature of tax audits, there is a risk that disputes may arise.